                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 21, 2000 (this "Amendment"), is among ROUGE INDUSTRIES, INC., a Delaware corporation ("Holdings"), ROUGE STEEL COMPANY, a Delaware corporation (the "Borrower"), the financial institutions party hereto (the "Banks") and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

                  A. Holdings, the Borrower, the Agent and the Banks are parties to a Credit Agreement dated as of December 16, 1997, as amended by a First Amendment to Credit Agreement dated as of July 23, 1999 (the "Credit Agreement").

                  B. Holdings and the Borrower desire to amend the Credit Agreement, and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE I.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1      The definition of "Applicable Margin" contained in
Section 1.1 is restated as follows:

                           "Applicable Margin" shall mean (i) with respect to Base Rate Loans, 0% and (ii) with respect to LIBOR Loans, the Letter of Credit fees payable under Section 2A.4(b) and the facility fees payable under Section 2.16, the applicable margin set forth opposite the Total Debt to EBITDA Ratio set forth below:


           -------------------------- ----------------- ----------------- ----------------- -----------------
                                          LEVEL I           LEVEL II         LEVEL III          LEVEL IV
           -------------------------- ----------------- ----------------- ----------------- -----------------
           Total Debt to
           EBITDA Ratio                    < 1.00          >1.00 BUT        >1.50 BUT         >2.25
                                           -                 <1.50           <2.25
                                                             -               -
           -------------------------- ----------------- ----------------- ----------------- -----------------
           Applicable Margin for           0.15%             0.20%             0.25%             0.30%
           Facility Fees
           -------------------------- ----------------- ----------------- ----------------- -----------------
           Applicable Margin for           0.725%            0.80%             1.00%             1.20%
           LIBOR Loans and Letter
           of Credit Fees
           -------------------------- ----------------- ----------------- ----------------- -----------------

           For purposes of determining the Applicable Margin, the Total Debt to EBITDA Ratio will be determined at the end of each fiscal quarter of the Borrower (a "Margin Determination Date"), commencing with the fiscal quarter ending December 31, 2000. Such Applicable Margin determined on a Margin Determination Date will be effective (a "Margin Adjustment Date") commencing on the fifth day after Agent's receipt of the financial statements delivered pursuant to Section 5.1(a) or (b) and the compliance certificate executed and delivered by an Authorized Officer pursuant to Section 5.1(e) certifying the Total Debt to EBITDA Ratio for the previous fiscal quarter, and shall be effective with respect to all LIBOR Loans made, continued or converted on or after such Margin Adjustment Date and shall be effective with respect to all Letter of Credit fees payable under
           Section 2A.4(b) and facility fees payable under Section 2.16 on or after such Margin Adjustment Date. Notwithstanding the foregoing, if a lower Applicable Margin would be effective on any Margin Adjustment Date and a Default or Event of Default exists on such date or Holdings and/or the Borrower has failed to deliver the financial statements and compliance certificate described in Section 5.1(a) or
           (b) or 5.1(e), respectively, with respect to a fiscal quarter or fiscal year in accordance with the provisions thereof, then such Applicable Margin shall not be so reduced until such Default or Event of Default shall be cured or waived or Holdings and/or the Borrower shall have delivered such financial statements and compliance certificate in accordance with the provisions of Section 5.1(a) or
           (b) and 5.1(e), as the case may be.

           Notwithstanding the above, (i) from and including the Second Amendment Effective Date to and including September 30, 2000, the Applicable Margin for LIBOR Loans and Letter of Credit fees shall be 1.40% and the Applicable Margin for facility fees shall be 0.35% and
           (ii) from and including October 1, 2000 to and including the First Margin Determination Date after December 31, 2000, the Applicable Margin for LIBOR Loans and Letter of Credit fees shall be 1.20% and the Applicable Margin for facility fees shall be 0.30%.

                  1.2 The definition of "Interest Coverage Ratio" is restated as follows:

                           "Interest Coverage Ratio" shall mean:

                  (a) for the fiscal quarters ending June 30, 2000, September 30, 2000 and December 31, 2000 and March 31, 2001, the ratio of EBITDA to Interest Expense, as calculated for the fiscal quarter then ending in the case of the fiscal quarter ending June 30, 2000, as calculated for the two consecutive fiscal quarters ending in the case of the fiscal quarter ending September 30, 2000, as calculated for the three consecutive fiscal quarters then ending in the case of the fiscal quarter ending December 31, 2000 and as calculated for the four consecutive fiscal quarters then ending in the case of the fiscal quarter ending March 31, 2001; and

                  (b) for the fiscal quarter ending June 30, 2001 and any fiscal quarter ending thereafter, the ratio of EBIT to Interest Expense, in each case as calculated for the four consecutive fiscal quarters then ending.

                  1.3      The following new definitions are hereby added to
Section 1.1 in  appropriate alphabetical order:

                           "Second Amendment" shall mean the Second Amendment to this Agreement dated April 21, 2000.

                           "Second Amendment Effective Date" shall mean the effective date of the Second Amendment.

                           "Total Debt to EBITDA Ratio" shall mean, at any time, the ratio of (i) Total Debt at such time to (ii) EBITDA, calculated as of the end of the most recently ended fiscal quarter of Holdings for the four consecutive fiscal quarters then ending, provided that the amount calculated under this clause (ii) for (x) the fiscal quarter ending June 30, 2000, shall be an amount equal to four times the amount of EBITDA for the fiscal quarter then ending, (y) the fiscal quarter ending September 30, 2000, shall be an amount equal to two times the amount of EBITDA for the two consecutive fiscal quarters then ending and (z) the fiscal quarter ending December 31, 2000, shall be an amount equal to four-thirds times the amount of EBITDA for the three consecutive fiscal quarters then ending.

                  1.4 Section 2.16 is amended by deleting the last sentence thereof (which sentence was added by the First Amendment).

                  1.5      A new Section 5.10 is added as follows:

                           5.10 Collateral. On or before May 15, 2000, Holdings, the Borrower and each of their Subsidiaries will execute and deliver to the Agent all security agreements, financing statements and other agreements, documents and opinions requested by the Agent and in form and substance acceptable to the Agent in order to provide a perfectible and enforceable lien and security interest on all accounts receivable, inventory and related assets of Holdings, the Borrower and each of their Subsidiaries (all of the foregoing defined herein as the "Collateral Documents"). Each of the Collateral Documents shall be considered a Loan Document. Holdings and the Borrower acknowledge and agree that the Collateral Documents shall be effective and enforceable, provided that the Agent may not file any of the financing statements unless required by the terms of the next sentence. Notwithstanding anything in this Agreement to the contrary, it is agreed by all parties that the Agent shall promptly file all such financing statements upon the occurrence of any Event of Default or if an Event of Default would have occurred but for any amendment or modification of this Agreement or any waiver hereunder after the Second Amendment Effective Date unless agreed to by all Banks. Holdings and the Borrower agree to further execute and deliver, or cause to be executed and delivered, such other agreements and documents from time to time requested by the Agent in order to provide a perfectible and enforceable lien and security interest on all accounts receivable, inventory and related assets of Holdings, the Borrower and their Subsidiaries.

                  1.6      Section 6.1(a) is restated as follows:

                           (a) Total Debt to EBITDA Ratio. Holdings shall not permit or suffer the Total Debt to EBITDA Ratio to be greater than
           (i) 3.0 to 1.0 at any time from and including June 30, 2000 to and including December 30, 2000 or (ii) 2.5 to 1.0 at any time thereafter.

                  1.7      Section 6.1(b) is restated as follows:

                           (b) Net Worth. Holdings shall not at any time permit its Net Worth to be less than an amount equal to the sum of (i) 380,000,000 plus (ii) the aggregate of the Annual Increase for each fiscal year of Holdings that shall have elapsed during the period from January 1, 2000 through the date as at which compliance with this Subsection (b) is being determined, such Annual Increase to be added as of the end of each December 31, commencing December 31, 2000; provided, however, for purposes of determining Net Worth under this Section 6.1(b), any reduction of Net Worth caused by purchases by Holdings of its common stock in accordance with Section 6.5(vi) shall be disregarded.

                  1.8      Section 6.1(c) is restated as follows:

                           (c) Interest Coverage Ratio. Holdings shall not permit or suffer the Interest Coverage Ratio to be less than (i) 4.0 to 1.0 as of the end of any of the fiscal quarters ending June 30, 2000, September 30, 2000, December 31, 2000 or March 31, 2001 or (ii)
           3.0 to 1.0 as of the end of any fiscal quarter thereafter.

                  1.9 Section 6.5 is amended by adding the following to the end thereof: "and (vi) Holdings may make purchases of its common stock in the open market at the then prevailing market prices at any time prior to April 30, 2001 in an aggregate amount not to exceed $10,000,000".

                  1.10 Annex 1 attached hereto is hereby substituted for Annex 1 attached to the Credit Agreement.

                                   ARTICLE II.
                                 REPRESENTATIONS

                  Each of Holdings and the Borrower represents and warrants to the Agent and the Banks that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-Laws, or any undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 4 of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4      After giving effect to the waiver contained in
Section 4.1, no Event of Default or Default exists or has occurred and is continuing on the date hereof.

                                  ARTICLE III.
                           CONDITIONS OF EFFECTIVENESS

                  This Amendment shall become effective as of the date hereof when each of the following has been satisfied.

                  3.1 This Amendment shall be signed by Holdings, the Borrower and the Banks.

                  3.2 Holdings and the Borrower shall have delivered a certified board resolution approving the execution, delivery and performance of this Amendment.

                  3.3 The Borrower shall deliver such other agreements and documents requested by the Agent.

                                   ARTICLE IV.
                                 MISCELLANEOUS.

                  4.1 Holdings and the Borrower have informed the Banks and the Agent that an Event of Default has occurred due to a breach of Section 6.1(c) (the "Existing Default"), and Holdings and the Borrower have requested that the Banks and the Agent waive the Existing Default subject to this Amendment becoming effective pursuant to Article III hereof and the terms and conditions set forth herein. Pursuant to such request, the Banks and the Agent hereby waive the Existing Default for the period prior to the effectiveness of this Amendment, but not at any time thereafter. The Borrower acknowledges and agrees that the waiver contained herein is a limited waiver, limited to the specific one time waiver described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement of the Loan Documents, and
(b) shall not be deemed to have prejudiced any present or future right or rights which the Agent or the Banks now have or may have under the Loan documents.

                  4.2 Holdings and the Borrower jointly and severally agree to pay each Bank which signs this Amendment on or before April 21, 2000 an amendment fee equal to 0.15% on the amount of such Bank's Revolving Loan Commitment after giving effect to this Amendment.

                  4.3 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.4 The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.5 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.6 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                ROUGE INDUSTRIES, INC.


                                By:     /s/ Gary P. Latendresse
                                    --------------------------------------------
                                Title:  Vice Chairman and CFO
                                       -----------------------------------------


                                ROUGE STEEL COMPANY


                                By:     /s/ Gary P. Latendresse
                                    --------------------------------------------
                                Title:  Vice Chairman and CFO
                                       -----------------------------------------


                                BANK ONE, MICHIGAN, as Agent,
                                as Issuing Bank and as a Bank


                                By:     /s/ William H. Canney
                                    --------------------------------------------
                                Title:  First Vice President
                                       -----------------------------------------


                                COMERICA BANK


                                By:     /s/ Steven McCormack
                                    --------------------------------------------
                                Title:  Asst Vice President
                                       -----------------------------------------


                                NATIONAL CITY BANK


                                By:     /s/ John R. DeFrancesco
                                    --------------------------------------------
                                Title:  Vice President
                                       -----------------------------------------

                                     ANNEX 1

                           REVOLVING LOAN COMMITMENTS


REVOLVING LOAN COMMITMENTS FOR THE PERIOD FROM AND INCLUDING THE FIRST AMENDMENT EFFECTIVE DATE TO BUT EXCLUDING DECEMBER 31, 2000:


Name of Bank                                                 Amount of Revolving Loan Commitment
------------                                                 -----------------------------------
NBD Bank                                                     $50,000,000

Comerica Bank                                                $37,500,000

National City Bank                                           $37,500,000


REVOLVING LOAN COMMITMENTS FOR THE PERIOD FROM AND INCLUDING DECEMBER 31, 2000 TO BUT EXCLUDING THE MATURITY DATE:


Name of Bank                                                 Amount of Revolving Loan Commitment
------------                                                 -----------------------------------
NBD Bank                                                     $40,000,000

Comerica Bank                                                $30,000,000

National City Bank                                           $30,000,000


                                                                               7